UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2010

Willis Group Holdings Public Limited Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, England and Wales		EC3M 7DQ
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011) 44-20-3124-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 16, 2010, Willis Group Holdings Public Limited Company (the "Company") entered into the Amended and Restated Assurance of Discontinuance with the Attorney General of the State of New York and the Amended and Restated Stipulation with the Superintendent of Insurance of the State of New York (the "Amended and Restated AOD") on behalf of itself and its subsidiaries named therein ("Willis"). The Amended and Restated AOD is effective February 11, 2010 and supersedes and replaces the Assurance of Discontinuance with the Attorney General of the State of New York, dated April 7, 2005, and the Stipulation with the Superintendent of Insurance of the State of New York, dated April 8, 2005, each as amended from time to time (collectively, the "AOD").

The Amended and Restated AOD specifically recognizes that Willis has substantially met its obligations under the AOD and ends many of the requirements previously imposed. It relieves Willis of a number of technical compliance obligations that have imposed significant administrative and financial burdens on its operations. The Amended and Restated AOD no longer limits the types of compensation Willis can receive and has lowered the compensation disclosure requirements to clients that the AOD originally imposed.

The Amended and Restated AOD requires Willis to: (i) in New York, and each of the other 49 states of the United States, the District of Columbia and U.S. territories, provide compensation disclosure that will, at a minimum, comply with the terms of 11 NYCCR 30 (adopted on February 10, 2010), as may be amended from time to time, or the provisions of the AOD that existed prior to the adoption of the Amended and Restated AOD; and (ii) maintain its compliance programs and continue to provide appropriate training to relevant employees in business ethics, professional obligations, conflicts of interest and antitrust and trade practices compliance. In addition, in placing, renewing, consulting on or servicing any insurance policy, it prohibits Willis from directly or indirectly (a) accepting from or requesting of any insurer any promise or commitment to use any of Willis's brokerage, agency, producing or consulting services in exchange for production of business to such insurer or (b) knowingly place, renew or consult on or service a client's insurance business through a wholesale broker in a manner that is contrary to the client's best interest.

This description of the Amended and Restated AOD does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated AOD, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 16, 2010, the Company issued a press release regarding the execution of the Amended and Restated AOD. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Amended and Restated Assurance of Discontinuance between the Attorney General of the State of New York and the Company on behalf of itself and its subsidiaries named therein and the Amended and Restated Stipulation between the Superintendent of Insurance of the State of New York and the Company on behalf of itself and the subsidiaries named therein, effective as of February 11, 2010.

99.1 Press Release issued by Willis Group Holdings Public Limited Company on February 16, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willis Group Holdings Public Limited Company

February 16, 2010	By:	Adam G. Ciongoli

Name: Adam G. Ciongoli
Title: Group General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Assurance of Discontinuance between the Attorney General of the State of New York and Willis Group Holdings Public Limited Company on behalf of itself and its subsidiaries named therein and the Amended and Restated Stipulation between the Superintendent of Insurance of the State of New York and Willis Group Holdings Public Limited Company on behalf of itself and its subsidiaries named therein, effective as of February 11, 2010.
99.1	Press Release issued by Willis Group Holdings Public Limited Company on February 16, 2010.